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                              MARKETWATCH FUNDS


                  MarketWatch Intermediate Fixed Income Fund
                       MarketWatch Flexible Income Fund
                   MarketWatch Virginia Municipal Bond Fund


                             S U P P L E M E N T

                            dated October 17, 1996


                                      to


                                  PROSPECTUS


                             dated March 29, 1996


                The following replaces the first paragraph at the top of page 28 under "Investment Adviser":

                        Paul P. Baran, CFA, assumed portfolio management responsibilities for the MarketWatch Intermediate Fixed Income Fund and MarketWatch Flexible Income Fund as of October 17, 1996. Mr. Baran has approximately 20 years of investment experience. He joined CFNB in 1987 as the chief investment officer of the investment management department. Prior to that time, he was with BancOklahoma and National Bank of Detroit. Mr. Baran is a chartered financial analyst and has an MBA in finance.